Exhibit 10.165

FORM OF
THIRD AMENDMENT TO LOAN AND SECURITY
AGREEMENT AND PROMISSORY NOTES

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND PROMISSORY NOTES made this 31st day of July, 2001, between Display Technologies, Inc., a Nevada corporation (“Display” or “Parent”), Don Bell Industries, Inc., a Florida corporation (“Don Bell”); J. M. Stewart Manufacturing, Inc., a Florida corporation (“Stewart Manufacturing”); J. M. Stewart Corporation, a Florida corporation (“Stewart Corporation”); J. M. Stewart Industries, Inc., a Florida corporation (“Stewart Industries”); Vision Trust Marketing, Inc., a Florida corporation (“VisionTrust”); Lockwood Sign Group, Inc., a Florida corporation (“Lockwood”); AmeriVision Outdoor, Inc., a Florida corporation (“AmeriVision”) (collectively, the “Borrower”); and SouthTrust Bank, an Alabama banking corporation formerly doing business as SouthTrust Bank, National Association, with its principal office in Birmingham, Alabama (“Bank”), and amends (1) the Loan and Security Agreement by and among the Borrower and the Bank, among others, dated as of January 17, 2001, as amended by the Amendment to Loan and Security Agreement and Promissory Notes dated June 29, 2001, as amended by the Second Amendment to Loan and Security Agreement and Promissory Notes dated July 13, 2001(as amended, the “Loan Agreement”), (2) the Revolving Note dated January 17, 2001 in the principal amount of $14,877,510.44 made by Borrower, among others, to order of Bank (as amended, the “Revolving Note”), and (3) the Amended and Restated Term Note dated January 17, 2001 in the principal amount of $456,915.66 made by Borrower, among others, to order of Bank (as amended, the “Term Note”).

R E C I T A L S:

A.        The Borrower and the Bank are parties to the Loan Agreement, the Revolving Note, and the Term Note.

B.        The Borrower has requested that the Bank modify certain terms of the Loan Agreement, the Revolving Note, and the Term Note, and the Bank is willing to do so, but only upon the terms and conditions set forth herein.

NOW, THEREFORE, Bank and Borrower agree as follows:

1.        Defined Terms.  Capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Loan Agreement. The term ”Agreement,“ as used in the Loan Agreement, shall mean the Loan Agreement as modified hereby.

2.        Revolving Loan.  Section 2.1(e) of the Loan Agreement is hereby amended by deleting the phrase ”July 31, 2001“ and replacing it with ”August 3, 2001.“

3.        Term Loan.  Section 2.2(b) of the Loan Agreement is hereby amended by deleting the phrase ”July 31, 2001“ and replacing it with the phrase ”August 3, 2001.“

4.        Revolving Note.  The Revolving Note is hereby amended by extending the scheduled maturity date of such note from July 31, 2001 until August 3, 2001.

5.        Term Note.  The Term Note is hereby amended by extending the scheduled maturity date of such note from July 31, 2001 until August 3, 2001.

6.        WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND BANK HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BV JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

7.        Miscellaneous.

a.        Scope of Agreement.  Except as expressly modified by this Agreement, the provisions of the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents shall remain in full force and effect. Nothing contained in this Agreement shall be construed to impair the security of the Bank under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents , nor affect or impair any rights or powers that the Bank may have under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents in case of the Borrower’s nonperformance of the terms, provisions and covenants contained in this Agreement or in the case of the occurrence of an Event of Default other than the Events of Default specified in the recitals to the Loan Agreement. All agreements of and undertakings by the Borrower pursuant to this Agreement are intended to be cumulative with any other agreements or undertakings by the Borrower under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents and are not intended to limit the generality of any such agreement or undertaking. The Borrower hereby ratifies and confirms the validity and effectiveness of the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents as modified by this Agreement. This

Agreement constitutes the entire agreement of the parties and may only be amended pursuant to a writing signed by all of the parties hereto.

b.        No Waiver.  This Agreement is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to Bank or unknown, as to which all rights of Bank shall remain reserved.

c.        Governing Law.  This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Alabama, without regard to principles governing conflicts of law, and all applicable laws of the United States of America.

d.        Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

e.        Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

f.        Captions.  The captions to the sections and paragraphs of the Agreement are for the convenience of the parties only, and are not a part of this Agreement.

g.        Time of the Essence.  Time is of the essence under this Agreement.

h.        No Release of Borrower.  Nothing herein is, or shall be construed as, a release of any of the obligations and liabilities of any of the Borrowers (including, without limitation, AmeriVision, which is presently in chapter 11 bankruptcy and which is and shall remain a Borrower under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents, as the same are amended hereby) to the Bank under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents, as the same are amended hereby, or of any of the Collateral and Additional Collateral securing the Borrower’s obligations to the Bank.

[Remaining page intentionally left blank.]

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.

BORROWER:

DISPLAY TECHNOLOGIES, INC.,
a Nevada corporation

By: James C. Taylor
Its:

DON BELL INDUSTRIES, INC.,
a Florida corporation

By: Bill Lunsford
Its:

J. M. STEWART MANUFACTURING, INC.,
a Florida corporation

By: James C. Taylor
Its:

J. M. STEWART CORPORATION,
a Florida corporation

By: Bill Lunsford
Its:

J. M. STEWART INDUSTRIES, INC.,
a Florida corporation

By: James C. Taylor
Its:

VISION TRUST MARKETING, INC.,
a Florida corporation

By: James C. Taylor
Its:

LOCKWOOD SIGN GROUP, INC.
a Florida corporation

By: James C. Taylor
Its:

AMERIVISION OUTDOOR, INC.,
a Florida corporation

By: Gary A. Downing
Its:

BANK:

SOUTHTRUST BANK

By:
Its:

STATE OF NEVADA                                  )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of Display Technologies, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF FLORIDA                             )
                                                                 :
_______________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of DON BELL INDUSTRIES, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF FLORIDA                                 )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of J. M. Stewart Manufacturing, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF FLORIDA                                )
                                                                    :
_________________ COUNTY                 )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of J. M. Stewart Corporation is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF FLORIDA                                )
                                                                    :
_________________ COUNTY                 )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of J. M. Stewart Industries, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF FLORIDA                                )
                                                                     :
________________ COUNTY                   )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of Vision Trust Marketing, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF FLORIDA                               )
                                                                    :
________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of Lockwood Sign Group, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF ________________                   )
                                                                       :
_________________ COUNTY                   )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of AmeriVision Outdoor, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF ALABAMA                          )
                                                                 :
JEFFERSON COUNTY                          )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of SouthTrust Bank is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires: